UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                                October 10, 2003


                    CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
  ----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     001-31553                36-4459170
         ---------------           -----------------           ---------------
 (State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)



30 South Wacker Drive, Chicago, Illinois                         60606
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(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code:  (312) 930-1000

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 9.  Regulation FD Disclosure.

         On October 10, 2003, Chicago Mercantile Exchange Inc., a wholly owned subsidiary of the registrant, issued a joint press release with The Nasdaq Stock Market, Inc. announcing that they have reached an agreement to expand the relationship between the parties. A copy of the press release, dated October 10, 2003, is attached hereto as Exhibit 99.1.


                                  EXHIBIT INDEX


Exhibit
Number   Description
-------  --------------

99.1     Press Release, dated October 10, 2003.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
                                 Registrant



Date: October 10, 2003           By: /s/ Kathleen M. Cronin
                                     -------------------------------------
                                     Kathleen M. Cronin
                                     General Counsel & Corporate Secretary
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